UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2023

LIMBACH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

797 Commonwealth Drive, Warrendale, Pennsylvania 15086
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	LMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting of Stockholders (the “Annual Meeting”) of Limbach Holdings, Inc. (the “Company,” “our” or “we”) on June 22, 2023, the Company’s stockholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Amendment”) to permit the exculpation of the Company’s officers from liability in certain circumstances as more fully set forth therein. The Amendment became effective upon the filing of the Amendment with the Secretary of State of the State of Delaware on June 23, 2023.
A description of the Amendment is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023 in the section entitled “Proposal 5 – Approval of an Amendment to the Company’s Certificate of Incorporation to Allow for the Exculpation of Officers,” which description is incorporated herein by reference. This description is qualified in its entirety by reference to the full text of the Conformed Second Amended and Restated Certificate of Incorporation, as amended, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 22, 2023, the Company held its 2023 Annual Meeting. According to the inspector of elections, the stockholders present in person or by proxy at the Annual Meeting represented 7,957,498 shares of common stock (entitled to one vote per share). At the Annual Meeting, the Company’s stockholders voted on the matters set forth below.
1.    Election of Directors
Our stockholders elected Joshua S. Horowitz and Linda G. Alvarado as Class A directors to serve until the 2026 annual meeting of stockholders and until such director’s successor has been duly elected and qualified. We set forth below the results of the stockholder vote for each director nominee:

Director	Votes For	Votes Withheld	Broker Non-Votes
Joshua S. Horowitz	5,729,111	529,057	1,694,472
Linda G. Alvarado	4,667,806	1,590,362	1,694,472
2.    Approval of an Amendment to the Amended and Restated Omnibus Incentive Plan
Our stockholders approved the amendment to the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,583,077	660,614	19,035	1,694,772
3.    Approval of the Compensation of our Named Executive Officers via a Non-Binding, Advisory Vote
Our stockholders approved by non-binding, advisory vote on the compensation of the named executive officers of Limbach Holdings, Inc. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,854,899	386,552	21,275	1,694,772
4.    Ratification of Appointment of Independent Registered Public Accounting Firm
Our stockholders ratified the appointment of Crowe LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions
7,890,544	41,074	25,880
5.    Approval of an Amendment to the Company’s Certificate of Incorporation to allow for the Exculpation of Officers
Our stockholders approved an amendment to the Limbach Holdings, Inc. Certificate of Incorporation to permit the exculpation of officers. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,032,533	209,560	20,633	1,694,772

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Conformed Second Amended and Restated Certificate of Incorporation, as amended
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, INC.

By:	/s/ Jayme L. Brooks
Name: Jayme L. Brooks
Title: Executive Vice President and Chief Financial Officer

Dated: June 23, 2023